COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

24.         COMMITMENTS AND CONTINGENCIES

PRC’s Political and Economic System

The Group faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist mainly in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state. Its political and economic systems are very different from the more developed countries and are in a state of change. The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States. Such shocks, instabilities and crises may in turn significantly and negatively affect the Group’s performance.

Environmental

In the ordinary course of its business, the Group is subject to numerous environmental laws and regulations covering compliance matters or imposing liability for the costs of, and damages resulting from, cleaning up sites, past spills, disposals and other releases of hazardous substances. Currently, the Group's environmental compliance costs principally include the routine inspection fees paid to the local environmental department. These amounts are immaterial to the Group's operating costs. However, future extension of its production line or changes in the environmental laws and regulations may significantly increase its environmental compliance costs and therefore have a material adverse effect on the Group’s financial position and results of operations.

Also, any failure by the Group to adequately comply with such laws and regulations could subject the Group to significant future liabilities.

Governmental Control of Currency Conversion

The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and, in certain cases, the remittance of currency out of the PRC. The Group receives most of its revenues in Renminbi, which is currently not a freely convertible currency. Shortages in the availability of foreign currency may restrict the Group’s ability to remit sufficient foreign currency to satisfy foreign currency dominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from the transaction, can be made in foreign currencies without prior approval from the PRC State Administration of Foreign Exchange by complying with certain procedural requirements. However, approval from appropriate governmental authorities is required where Renminbi is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of bank loans denominated in foreign currencies.

The PRC government may also at its discretion restrict access in the future to foreign currencies for current account transactions. If the foreign exchange control system prevents the Group from obtaining sufficient foreign currency to satisfy its currency demands, the Group may not be able to pay certain of its expenses as they come due.

Capital Commitment

Contractual commitments for capital expenditure approximated $0, $0 and $889,000 (RMB 6,060,000) relating to the construction of sewage facilities and acquisition of equipment as of December 31, 2011, 2010 and 2009, respectively.